Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 28, 2019, by and among HERCULES FUNDING IV LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature page hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), CITY NATIONAL BANK, as a Lender and a Documentation Agent, UMPQUA BANK, as a Lender and a Documentation Agent, and MUFG UNION BANK, N.A., as a Lender, the administrative agent for the Lenders (in such capacity, “Agent”) and the Swingline Lender, with reference to the following facts, which shall be construed as part of this Amendment:

RECITALS

A.         Borrower, Lenders and Agent have entered into that certain Loan and Security Agreement dated as of February 20, 2019 (as amended, supplemented, replaced, renewed or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.

B.         Borrower has requested that Lenders and the Agent agree to amend certain provisions of the Loan Agreement, subject to the terms and conditions set forth herein.

C.         Lenders and the Agent are willing to amend certain provisions of the Loan Agreement, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

SECTION 1.     Defined Terms. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

SECTION 2.     Amendments to Loan Agreement. As of the date hereof, the Loan Agreement is hereby amended as follows:

(a)         The definition of “Authorized Person” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Authorized Person’ means any of Scott Bluestein, Seth Meyer, Peter Gaunt, Melanie Grace, Julia Benavides, or any other individual then serving as the Chief Executive Officer, Chief Financial Officer, Controller, General Counsel and Secretary, or Assistant Controller of Borrower or HCI, as applicable; provided, that for purposes of this Agreement, no individual who is an Authorized Person shall cease to be an Authorized Person, and no individual who is not then an Authorized Person shall become an Authorized Person, unless and until Agent has received written notice of such change from Borrower or HCI, as applicable, and in the case of an individual becoming an Authorized Person such individual has been approved by Agent in its Permitted Discretion.”

(b)         Clause (b) of the definition of “Eligible Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(b)     such Note Receivable covers unfunded commitments to the applicable Account Debtor (with such Note Receivable being ineligible only to the extent of such unfunded commitments being a contractual obligation of the Borrower);”

(c)         Clause (ee) of the definition of “Eligible Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(ee) other than with respect to an Eligible Split-Funded Note Receivable, such Note Receivable (or any rights thereunder) was sold, transferred, assigned or pledged by HCI to any Person other than Borrower;”

(d)         Clause (b) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(b)     HCI or the Special Servicer does not serve as the sole “servicer” for such Split-Funded Note Receivable;”

(e)         Clause (c) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(c)     the applicable Split-Funded Note Receivable Documents do not prohibit, restrict, or condition the replacement of (i) HCI, as servicer thereof other than (A) by requiring the prior, written consent, or the prior, written direction, of Agent, or (B) pursuant to the applicable Intercreditor Agreement, or (ii) HCI or Borrower as administrative agent and collateral agent thereof, in each case, other than (A) by requiring the prior, written consent, or the prior, written direction, of Agent and/or the applicable Account Debtor, or (B) pursuant to the applicable Intercreditor Agreement;”

(f)         Clause (j) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(j)     Agent or Collateral Custodian is not then in possession of each of the Split-Funded Note Receivable Documents (as defined in the Intercreditor Agreement) owned by the Borrower, including any related assignment and assumption and loan agreements.”

(g)         The definition of “First Amendment Effective Date” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

‘“First Amendment Effective Date’ means June 28, 2019.”

(h)         The definition of “Intercreditor Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Intercreditor Agreement’ means any intercreditor agreement or similar agreement between or among, as the case may be, Agent, Borrower, HCI, and any lender or agent acting for a group of lenders to HCI or a Subsidiary thereof, providing for the relative rights and priorities on account of any Split-Funded Note Receivable and any collections or other collateral in respect thereof, in form and substance reasonably satisfactory to Agent, and “Intercreditor Agreements” means all of them, collectively.”

(i)         The definition of “Net Purchased Notes Receivable Balance” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Net Purchased Notes Receivable Balance’ means, as of any date of determination, an amount equal to (a) the aggregate outstanding principal balance of all Notes Receivable acquired by the Borrower prior to such date minus (b) the aggregate outstanding principal balance of all Notes Receivable sold or otherwise disposed of by the Borrower (other than Notes Receivable sold pursuant to clause (a) of the definition of Permitted Dispositions.”

(j)         The definition of “Permitted Dispositions” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Permitted Dispositions’ means, so long as all proceeds thereof are contemporaneously remitted to the Collection Account:

(a)     the sale by Borrower of Notes Receivable to the Originator pursuant to any repurchase obligations of the Originator under the Sale and Servicing Agreement;

(b)     so long as no Default or Event of Default has occurred and is continuing, the sale by Borrower of Notes Receivable (including any Warrant Assets issued in connection with such Note Receivable) if: (i) such sale shall be made in cash, (ii) such sale shall be made on an arms’ length basis, (iii) both before and after giving effect to any such sale, Borrower (or HCI, if applicable) shall be in pro forma compliance with each covenant set forth in Sections 7.17 and 7.18, (iv) such sale is made without representation, warranty or recourse of any kind by Borrower (other than customary representations regarding title, absence of liens on the sold Note Receivable, status of Borrower, due authorization, enforceability, no conflict and no required consents in respect of such sale), (v) the manner in which such Note Receivable was selected by Borrower does not adversely affect the Lenders, and (vi) such Agent shall have received a current Borrowing Base Certificate which includes a detailed calculation showing that the Borrowing Base (after giving effect to such Permitted Disposition) is equal to or greater than the aggregate amount of outstanding Advances, or if after giving effect to such Permitted Disposition there is an Overadvance, then Borrower shall immediately deposit cash into the Collection Account in the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.3(b); and

(c)     the sale by Borrower of Notes Receivable from time to time with the prior written consent of Agent and Required Lenders.

Notwithstanding anything to the contrary herein, other than pursuant to clause (a) above, sales by Borrower of Notes Receivable to the Originator or any of its Affiliates during the term of this Agreement shall not exceed, at the time of any such sale, an aggregate amount equal to 20% of the Net Purchased Notes Receivable Balance (measured as of each applicable date upon which a Permitted Disposition is proposed to be made hereunder) or 10% in the case of sales of any Delinquent Receivable or Defaulted Receivable.”

(k)         The definition of “Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Split-Funded Note Receivable’ means any Note Receivable originated by HCI with respect to which HCI is the administrative agent (and the lienholder pursuant to the Note Receivable) and with respect to which any Split-Funded Note Receivable Party has purchased commitments or loans thereunder, in each case, to the extent such Note Receivable is subject to an Intercreditor Agreement.”

(l)         The definition of “Split-Funded Note Receivable Party” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Split-Funded Note Receivable Party’ means any of (i) Hercules Funding II, (ii) an Affiliate of Borrower approved by Agent in its Permitted Discretion, or (iii) a securitization vehicle of HCI.”

(m)         The definition of “Special Servicer” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Special Servicer’ means (a) U.S. Bank, National Association, and its successors and assigns permitted pursuant to and in accordance with the applicable Intercreditor Agreement, or (b) any other special servicer acceptable to Agent in its sole discretion.”

(n)         The definition of “Special Servicer Fees and Expenses” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Special Servicer Fees and Expenses’ has the meaning specified therefor in the Intercreditor Agreement.”

(o)          Section 2.4(b)(i)(B) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(B)     second, to pay the Servicing Fee of Servicer and, with respect to a successor Servicer or the Special Servicer, as applicable, expenses and other amounts due to such successor Servicer under the Sale and Servicing Agreement or Special Servicer Fees and Expenses due to the Special Servicer under the applicable Intercreditor Agreement, respectively (provided, that with respect to the initial Servicer, such Servicing Fee shall only be paid so long as no Event of Default has occurred and is continuing), until paid in full,”

(p)         The fifth sentence of Section 2.9(a) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(c)     Notwithstanding any other provision contained herein, amounts on deposit in the Collection Account shall be applied by the Agent to reduce outstanding Advances ratably among the Lenders and the remaining balance in the Collection Account (if any) shall be swept daily, or with such other frequency has Agent may approve, to the Custodial Account.”

(q)         Clause (b) contained within Section 4.3 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(b) cause a replacement servicer (including, without limitation, the Special Servicer with respect to Split-Funded Notes Receivable) to take possession of, and collect, Borrower’s Accounts, or”

(s)         Section 6.3(d) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(d)     (i) as soon as available, but in any event not less than thirty (30) days prior to the commencement of each fiscal year of HCI, copies of Projections for HCI that have been provided to the Board of Directors of HCI for the forthcoming fiscal year, certified by the chief financial officer of HCI, as being such officer’s good faith estimate of the financial performance of HCI during the period covered thereby, and (ii) if requested by Agent, as soon as available, but in any event not more than ten (10) days after Agent’s request, copies of Projections for Borrower that have been provided to the Board of Directors of Borrower for the forthcoming fiscal year, certified by the chief financial officer of Borrower, as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby,”

(t)         Section 7.16 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“7.16     No Unfunded Commitments. The Borrower shall not acquire or own any unfunded commitments to the makers of Notes Receivable.”

(u)         Section 7.17(i) of the Loan Agreement is hereby deleted in its entirety.

(v)         Section 8.13 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“8.13     (i) Either Servicer or Borrower fails to comply, in any material respect, with its obligations under the Sale and Servicing Agreement, or (ii) if applicable, Special Servicer fails to comply, in any material respect, with its obligations under the Intercreditor Agreement; or”

(w)         Section 8.15 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“8.15     If any of the individuals serving as of the First Amendment Effective Date (or serving thereafter as a replacement acceptable to Agent in accordance with this Section 8.15) as the Chief Executive Officer, Chief Financial Officer or Chief Credit Officer, respectively, of either Borrower or HCI, shall cease to be actively involved in the business of Borrower or HCI (as applicable) in such capacity and such individual has not been replaced within 90 days by an individual acceptable to Agent in Agent’s Permitted Discretion.”

(x)         Section 9.1(n) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(n)     Exercise any and all rights of Borrower under the Sale and Servicing Agreement or assume or assign (including, without limitation, to the Special Servicer pursuant to the Intercreditor Agreement, or otherwise) any and all rights and responsibilities to collect, manage, and service the Notes Receivables, including (i) the responsibility for the receipt, processing and accounting for all payments on account of the Notes Receivables, (ii) periodically sending demand notices and statements to the Account Debtors or makers of Notes Receivable, (iii) enforcing legal rights with respect to the Notes Receivables, including hiring attorneys to do so to the extent Agent or such assignee deems such engagement necessary, and (iv) taking all lawful actions and procedures which Agent or such assignee deems necessary to collect the Notes Receivables, and all such amounts shall be Lender Group Expenses; and”

SECTION 3.     Removal of Authorized Person; Designation of New Authorized Person; Replacement of Chief Executive Officer.

(a)        Borrower hereby notifies Agent that (i) Manuel Henriquez is no longer an Authorized Person of Borrower or HCI for purposes of the Loan Agreement or any of the other Loan Documents, and (ii) Scott Bluestein is hereby designated as an Authorized Person of Borrower and HCI for purposes of the Loan Agreement and the other Loan Documents.

(b)        Agent hereby acknowledges and agrees that (i) Scott Bluestein is hereby approved by Agent as an Authorized Person of Borrower and HCI for purposes of the Loan Agreement and the other Loan Documents, and (ii) the replacement of Manuel Henriquez as the Chief Executive Officer of both Borrower and HCI, by Scott Bluestein, shall, in each case, be deemed a replacement of such office by an individual acceptable to Agent in accordance with Section 8.15 of the Loan Agreement.

SECTION 4.     Conditions Precedent. Notwithstanding any other provision of this Amendment, this Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:

(a)        Each of Borrower, the Lenders, and Agent shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;

(b)        Agent shall have received a certificate from an Authorized Person of Borrower (i) attesting to (A) the incumbency and signatures of certain specified Authorized Persons, and (B) the resolutions of Borrower’s Board of Directors authorizing its execution, delivery, and performance of this Amendment, (ii) authorizing specific Authorized Persons to execute the same on its behalf, and (iii) evidencing the formation, existence, and good standing of Borrower from the Secretary of State of its jurisdiction of organization or formation, as applicable;

(c)        Agent shall have completed a reference check (including personal credit reports, tax lien and litigation histories) with respect to Scott Bluestein, the results of which are satisfactory to Agent in its sole discretion; and

(d)         All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

SECTION 5.     Representations and Warranties Regarding Loan Agreement. Borrower hereby represents and warrants to the Lenders and Agent and agrees that:

(a)        the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender Group;

(b)        as of the date hereof and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)        the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)        the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

SECTION 6.     Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7.     Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all Lender Group Expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

SECTION 8.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 9.     Effect of Amendment; Reaffirmation of Loan Documents.

(a)        The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent, and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)        Borrower confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Borrower further confirms that the term “Obligations”, as used in the Loan Agreement, shall include all Obligations of Borrower under the Loan Agreement (as amended by this Amendment), and each other Loan Document.

(c)        Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 11. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN EACH CASE SOLELY TO THE EXTENT ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[Remainder of page intentionally left blank with signature pages immediately to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Loan Agreement as of the day and year first above written.

BORROWER:

HERCULES FUNDING IV LLC, a Delaware limited liability company, as Borrower

By:	/s/ Melanie Grace
Name:	Melanie Grace
Title:	General Counsel and Secretary

[Signature Page to First Amendment to Loan and Security Agreement]

MUFG UNION BANK, N.A., as Agent, a Lender and Swingline Lender

By:	/s/ Kenneth Beck
Name:	Kenneth Beck
Title:	Director

CITY NATIONAL BANK, a national banking association, as a Lender and a Documentation Agent

By:	/s/ Alan Jepsen
Name:	Alan Jepsen
Title:	Senior Vice President

UMPQUA BANK, as a Lender and a Documentation Agent

By:	/s/ Michael McCutchin
Name:	Michael McCutchin
Title:	Senior Vice President

HITACHI CAPITAL AMERICA CORP., as a Lender

By:	/s/ James M. Giaimo
Name:	James M. Giaimo
Title:	Chief Credit Officer

MUTUAL OF OMAHA BANK, as a Lender

By:	/s/ Katrin Engel
Name:	Katrin Engel
Title:	Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]